UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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 THE EASTERN COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FOR IMMEDIATE RELEASE

THE EASTERN COMPANY SENDS LETTER TO SHAREHOLDERS
IN CONNECTION WITH THE 2015 ANNUAL MEETING OF SHAREHOLDERS

The Eastern Company Urges All Shareholders to Support the Company’s Business Strategy
By Voting for the Company’s Board Nominees on the BLUE Proxy Card

NAUGATUCK, CONN – (May 13, 2015) – The Eastern Company (NASDAQ: EML) today sent a letter to its shareholders in connection with the 2015 Annual Meeting of Shareholders.

The full text of the letter is below:

May 13, 2015

Dear Fellow Eastern Company Shareholder:

WE ARE PLEASED THAT INSTITUTIONAL SHAREHOLDER SERVICES INC. (“ISS”)
SUPPORTS THE ELECTION OF THE EASTERN COMPANY’S HIGHLY QUALIFIED AND
EXPERIENCED DIRECTOR NOMINEES, AND WE URGE YOU TO VOTE THE BLUE PROXY
CARD IN FAVOR OF OUR NOMINEES – SAMANTHA ALLISON AND DAVID C. ROBINSON.

ISS, the leading independent proxy advisory firm, has concluded that Barington Companies Equity Partners, L.P. (together with certain of its affiliates, “Barington”) has not made a compelling case in favor of electing Barington’s nominees to Eastern’s Board of Directors.

While Barington is spending valuable time and money on a proxy fight and a lawsuit against the Company, your Board remains focused on running the Company, exploring strategic alternatives with the assistance of its financial advisor, Wells Fargo Securities, succession planning and improving corporate governance.   In one-on-one conversations we have listened to what shareholders have had to say about these important topics.  Our nomination of Samantha Allison is just the beginning of positive change at the Company – we are also exploring a variety of near-term improvements to our corporate governance.  We expect to be able to update shareholders on these improvements, as well as the results of our strategic review with Wells Fargo Securities, in the near future.

Let us be clear – this Board is willing and eager to work with shareholders who are genuinely focused on the Company’s long-term future – not winning a proxy fight or looking for short-term gains – to make significant changes to its corporate governance (including further enhancing the Board with new independent directors with the background and experience to help management and the Board maximize value for all shareholders) and to move our Company forward.  We strongly believe in the long-term value-creating potential of our Company – driven by our many strengths including our people, our products and our position in the markets we serve – and our management and Board are deeply committed to leveraging these strengths to provide the best returns for all of our shareholders.

On behalf of your Board of Directors and management team, we appreciate your continued support.

Sincerely,

The Board of Directors of The Eastern Company

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YOUR BOARD URGES YOU TO SUPPORT THE EASTERN COMPANY
AND ITS BUSINESS STRATEGY BY VOTING IN FAVOR OF THE BOARD’S NOMINEES
USING THE BLUE PROXY CARD.

Eastern Nominees: The Better Choice for ALL Shareholders

SAMANTHA ALLISON
Ms. Allison has 25 years of professional experience, including global industrial and manufacturing experience, and a proven track record of working constructively with the boards and management teams of publicly traded companies to help improve their operations, strategic focus, profitability and corporate governance.

DAVID C. ROBINSON
Mr. Robinson has been a director of Eastern since 1990, and his experience with the Company through both good and challenging times has enabled him to develop a deep understanding of our diverse product lines and businesses. With this unique perspective, Mr. Robinson brings continuity and a level of insight regarding the Company’s strategy and growth opportunities.

Eastern’s Nominees Represent a Promising Future for
The Eastern Company and Its Shareholders

●	Eastern is on the right path for long-term growth
●	We have a track record of focusing our efforts on maximizing profit and producing cash flows to adequately fund new product development, efficiency improvements and dividend payouts
●	We have retained the services of Wells Fargo Securities to assist in our evaluation of strategic opportunities
●
Areas of opportunity for Eastern include lightweight composite panels, vehicular hardware, and safety and security products, which have emerged over the last few years as major needs in the United States

●	We are a nearly 160-year-old New England Company with enduring core values

Barington Nominees, James A. Mitarotonda and Michael A. McManus, Jr.,
Will NOT Add Value to the Company

●	Barington has not presented an actionable strategic plan for the Company
●	Mr. Mitarotonda is over-extended
●	Mr. McManus has close ties with both Barington and Mr. Mitarotonda
●	Eastern’s nominees are better qualified to provide the strategic guidance and corporate governance that the Company’s shareholders deserve

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VOTE THE BLUE PROXY CARD TO SUPPORT THE EASTERN COMPANY

Barington is soliciting proxies for its nominees using a WHITE proxy card.  Your Board DOES NOT endorse any Barington nominee.

●	Your Board urges you to disregard any WHITE proxy card or solicitation materials that may be sent to you by Barington.
●
If you have previously submitted a WHITE proxy card sent to you by Barington, your Board urges you to revoke that proxy by voting in favor of the Board’s nominees by using the BLUE proxy card which accompanies this letter.

For more information about our nominees, voting instructions and other important information related to the 2015 Annual Meeting, please consult our definitive proxy statement and related proxy materials or call our proxy solicitor, Georgeson, Inc., toll-free at 888-549-6618.  Further information about the 2015 Annual Meeting can also be found at www.eastern2015meeting.com.

If you have any questions or require any assistance with voting your shares, please contact the Company’s proxy solicitor: Toll-free number: 888-549-6618 E-mail address: EasternCompany@georgeson.com

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Important Additional Information
The Eastern Company (the “Company”), its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2015 Annual Meeting of Shareholders. Information regarding the names of the Company’s directors and executive officers is set forth in the Company’s definitive proxy statement for the 2015 Annual Meeting of Shareholders filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 10, 2015, and in the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2015, filed with the SEC on March 13, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other related materials for the Company’s 2015 Annual Meeting of Shareholders filed with the SEC.

The Company has filed a definitive proxy statement, BLUE proxy card and other related materials with the SEC in connection with the solicitation of proxies for the Company’s 2015 Annual Meeting of Shareholders. COMPANY SHAREHOLDERS AND OTHER INVESTORS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), BLUE PROXY CARD AND OTHER RELATED MATERIALS AS THEY WILL CONTAIN IMPORTANT INFORMATION. These documents, including any proxy statement (and amendments or supplements thereto) and other related materials filed by the Company with the SEC, are available for no charge at the SEC’s website at www.sec.gov and at the Company’s website at www.easterncompany.com. Copies may also be obtained by contacting The Eastern Company Investor Relations by mail at 112 Bridge Street, P.O. Box 460, Naugatuck, CT 06770 or by telephone at 203-729-2255.

Safe Harbor for Forward-Looking Statements
Statements in this document regarding the 2015 Annual Meeting of Shareholders and any other statements about the Company’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including those set forth in the Company’s reports and filings with the U.S. Securities and Exchange Commission. The Company is not obligated to update or revise any forward-looking statements as a result of developments occurring after the date of this document.

The Eastern Company
Leonard F. Leganza or John L. Sullivan III, 203-729-2255

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